FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2016
FAIR VALUE MEASUREMENTS
FAIR VALUE MEASUREMENTS

17.FAIR VALUE MEASUREMENTS

The Group had no financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2014, 2015 and 2016.

Goodwill and other intangible assets are measured at fair value on a nonrecurring basis when impairment is recognized. The Group estimated the fair value of a reporting unit using the discounted cash flow method under the income approach. The discounted cash flows were based on five years financial forecasts developed by management for planning purposes and estimated discount rates. Cash flows beyond the forecasted period were estimated using a terminal value calculation. The fair values of intangible asset were determined based on various valuation methods, including the replacement cost method the relief from royalty method.